SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 HASBRO, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Rhode Island                                  05-01155090
------------------------                ---------------------------------
(State of incorporation)                (IRS employer identification no.)


1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                       02861
------------------------------------------                     ----------
(Address of principal executive offices)                       (Zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                        Name of each exchange on which
to be so registered                        each class is to be registered
-------------------                        ------------------------------
Common Stock, $.50 Par Value               New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                               ----------------
                               (Title of class)


Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------
A description of the Common Stock of the Registrant is contained under the captions "DESCRIPTION OF CAPITAL STOCK", and "CERTAIN ANTI-TAKEOVER PROVISIONS" in the Prospectus Supplement, dated October 28, 1998, to the Prospectus dated June 24, 1998, forming a part of the Registrant's Registration Statement on Form S-3, File No.333-44101.

Item 2.  Exhibits
         --------
         None


                                  SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        HASBRO, INC.
                                        ------------
                                        (Registrant)


Date: June 4, 1999                  By: /s/ Phillip H. Waldoks
                                        ----------------------
                                        Phillip H. Waldoks
                                        Senior Vice President - Corporate
                                        Legal Affairs and Secretary